UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to §240.14a-12

CF INDUSTRIES HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

AGRIUM INC.

NORTH ACQUISITION CO.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is filed in connection with Agrium Inc.’s press release entitled “Agrium to Nominate Two Directors for Election to CF’s Board of Directors and Calls for Removal of Poison Pill”:

Information Concerning Participants in the Solicitation of Proxies by

Agrium and Affiliated Entities in Connection with the 2010 Annual Meeting of Stockholders of CF Industries Holdings, Inc.

(Furnished pursuant to Rule 14a-12 of the Securities Exchange Act of 1934)

Each of (i) Agrium Inc. (“Agrium”), (ii) Agrium’s directors and executive officers, (iii) Agrium U.S. Inc., a wholly-owned subsidiary of Agrium (“Agrium U.S.”), (iv) Agrium U.S.’s directors and executive officers, (v) North Acquisition Co., a wholly-owned subsidiary of Agrium, (“North”), (vi) North’s directors and executive officers (vii) 3631591 Canada Ltd. and 610918 Alberta Ltd., each a wholly-owned subsidiary of Agrium and their respective directors and executive officers and (viii) certain other persons identified below are participants in the solicitation of proxies by Agrium and entities affiliated with Agrium at the 2010 Annual Meeting of Stockholders of CF Industries Holdings, Inc. (“CF”), including any and all adjournments, postponements, continuations or rescheduling thereof, or any other meeting of stockholders held in lieu thereof (the “Annual Meeting”). On January 14, 2010, Agrium announced that it will nominate two directors to stand for election at the Annual Meeting and that it will seek CF stockholder approval for a resolution requesting that the CF board redeem CF’s poison pill in connection with Agrium’s proposed acquisition of all of the outstanding shares of CF for $45.00 in cash and 1.0 Agrium common share for each share of CF.

Set forth below are the names of the directors, executive officers and other employees of Agrium that are participants in the solicitation of proxies with Agrium and entities affiliated with Agrium at the Annual Meeting.

Agrium Directors:

Frank W. Proto

Ralph S. Cunningham

Germaine Gibara

Russell K. Girling

Susan A. Henry

Russell J. Horner

A. Anne McLellan

Derek G. Pannell

Victor J. Zaleschuk

Michael M. Wilson

Agrium Executive Officers:

Gary J. Daniel – Corporate Secretary & Senior Legal Counsel

Stephen G. Dyer – Vice President, Retail West Region

Patrick J. Freeman – Vice President & Treasurer

Richard L. Gearheard – Senior Vice President, and President, Retail Business Unit

James M. Grossett – Senior Vice President, Human Resources

Kevin R. Helash – Vice President, Marketing & Distribution

Angela S. Lekatsas – Vice President, Corporate Controller & Chief Risk Officer

Charles V. Magro – Vice President, Manufacturing

Andrew K. Mittag – Senior Vice President and President, Agrium Advanced Technologies Business Unit

Leslie A. O’Donoghue – Chief Legal Officer and Senior Vice President, Business Development

Joni R. Paulus – General Counsel

Christopher W. Tworek – Vice President, Special Projects

Thomas E. Warner – Vice President, Retail East Region

Bruce G. Waterman – Senior Vice President, Finance & Chief Financial Officer

Ron A. Wilkinson – Senior Vice President, and President, Wholesale Business Unit

Michael M. Wilson – President & Chief Executive Officer

Other Employees of Agrium:

Richard Downey – Senior Director, Investor Relations

Todd Coakwell – Investor Relations

Set forth below are the names of the directors and executive officers of Agrium U.S. that are participants in the solicitation of proxies with Agrium and entities affiliated with Agrium at the Annual Meeting.

Agrium U.S. Directors and Executive Officers:

Ron A. Wilkinson – Director

Gary J. Daniel – Corporate Secretary

Patrick J. Freeman – Vice President and Treasurer

Richard L. Gearheard – Director, President and Chief Executive Officer

James M. Grossett – Senior Vice President, Human Resources

Kevin R. Helash – Vice President, Marketing & Distribution

Charles V. Magro – Vice President, Manufacturing

Andrew K. Mittag – Senior Vice President

Randy N. Orgill – Director and Assistant Corporate Secretary

Leslie A. O’Donoghue – Senior Vice President

Matthew J. Smith – Vice President

David J. Tretter – Vice President

Thomas E. Warner – Vice President

Bruce G. Waterman – Senior Vice President, Finance and Chief Financial Officer

Set forth below are the names of the directors and executive officers of North that are participants in the solicitation of proxies with Agrium and entities affiliated with Agrium at the Annual Meeting.

North Directors and Executive Officers:

Ron A. Wilkinson – Director and President

Kevin R. Helash – Vice President

Gary J. Daniel – Corporate Secretary

Breen Neeser – Vice President

Set forth below are the names of the directors and executive officers of 3631591 Canada Ltd. and 610918 Alberta Ltd. that are participants in the solicitation of proxies with Agrium and entities affiliated with Agrium at the Annual Meeting.

3631591 Canada Ltd. Directors and Executive Officers:

Gary J. Daniel – Corporate Secretary

Patrick J. Freeman – Director and Vice President

Alan N. Tamaki – Director and Vice President

Bruce G. Waterman – Director and President

610918 Alberta Ltd. Directors and Executive Officers:

Gary J. Daniel – Corporate Secretary

Patrick J. Freeman – Director, Vice President and Treasurer

Bruce G. Waterman – Director and President

Ron A. Wilkinson – Director and Vice President

Set forth below are the names of the individuals nominated by Agrium as nominees (the “Nominees”) or as alternate nominees (the “Alternate Nominees”) to stand for election at the Annual Meeting that are participants in the solicitation of proxies by Agrium and entities affiliated with Agrium to elect directors at the Annual Meeting.

Nominees:

Larry Kenneth Cordell

Michael E. Ducey

Alternate Nominees:

James O. Egan

Daniel S. Van Riper

Agrium U.S. is the direct record owner of 1,000 shares of CF and is the beneficial owner of an additional 1,240,849 shares of CF held in street name which in the aggregate represents approximately 2.56% of the outstanding shares of CF as of November 4, 2009 (based on the number of outstanding shares of CF as set forth by CF in its Schedule 14D-9 filed on November 9, 2009). Angela S. Lekatsas, Vice President, Corporate Controller & Chief Risk Officer, of Agrium, Kevin R. Helash, Vice President, Marketing & Distribution, of Agrium and Richard Downey, Senior Director, Investor Relations, of Agrium, beneficially own 50, 250 and 90 shares of CF, respectively. Each of these holdings represents less than 1% of the outstanding shares of CF as of the date hereof.

Agrium expects that each of the Nominees and/or the Alternate Nominees, as applicable, if elected, will be entitled to receive compensation customarily paid by CF to its non-executive directors. Agrium anticipates that the definitive proxy statement to be filed by CF in connection with the Annual Meeting will describe this compensation. Agrium expects that the Nominees and/or the Alternate Nominees, as applicable, if elected, will be indemnified for service as directors of CF to the same extent indemnification is provided to the current directors of Agrium and that such Nominees or Alternate Nominees, as applicable, will be covered by CF’s director and officer liability insurance.

Agrium believes that the Nominees and/or the Alternate Nominees, as applicable, if elected, will exercise their independent judgment and duties as directors of CF and give consideration to Agrium’s proposal to acquire CF. Other than as described above, none of the Nominees or the Alternate Nominees has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. To the extent the election of the Nominees and/or the Alternate Nominees, as applicable, may have an impact on Agrium’s proposal to acquire CF, Agrium could be considered to have an interest in the matters to be acted upon at the Annual Meeting.

Additional Information:

Agrium intends to file a proxy statement in connection with the solicitation of proxies at the Annual Meeting. CF STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION. Copies of any documents filed by Agrium with the Securities and Exchange Commission (the “SEC”) are available free of charge through the web site maintained by the SEC at www.sec.gov, by calling the SEC at telephone number 800-SEC-0330 or by directing a request to the Agrium Investor Relations/Media Department, Agrium Inc, 13131 Lake Fraser Drive S.E., Calgary, Alberta, Canada T2J 7E8. Free copies of any such documents can also be obtained by calling Georgeson Inc. toll-free at (866) 318-0506.